UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

RELIANCE GLOBAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RELIANCE GLOBAL GROUP, INC.

300 Blvd. of the Americas, Suite 105

Lakewood, New Jersey 08701

Dear Stockholders of Reliance Global Group, Inc.:

We cordially invite you to attend a Virtual Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Reliance Global Group, Inc., a Florida corporation (“we,” “us,” “our” or the “Company”). The 2024 Annual Meeting will be held virtually on Monday, December 16, 2024 at 1:00 p.m. Eastern Time. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated below. The Company’s Board of Directors (the “Board”) knows of no other business that will come before the 2024 Annual Meeting.

Stockholders will vote on the following matters at the 2024 Annual Meeting:

(1)	To elect the five nominees for director named herein to our Board of Directors, each to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;
(2)	To approve the 2024 Omnibus Incentive Plan;
(3)	To approve the amendment of the Articles of Incorporation, as amended, to increase the total number of authorized shares of our common stock, $0.086 par value per share, from 117,647,058 shares to 2,000,000,000 shares;
(4)	To ratify the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our fiscal year ending on December 31, 2024; and
(5)	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournments or postponements of the 2024 Annual Meeting.

The 2024 Annual Meeting proposals are more fully described in the accompanying Proxy Statement. We urge you to read carefully the Proxy Statement in its entirety.

We are providing the accompanying Proxy Statement and proxy cards to our stockholders in connection with the solicitation of proxies to be voted at the 2024 Annual Meeting and at any adjournments or postponements thereof. Information about the 2024 Annual Meeting and the proposals to be considered by the Company’s stockholders is included in the accompanying Proxy Statement. Whether or not you plan to attend the 2024 Annual Meeting, we urge all stockholders to read our proxy materials carefully and in their entirety.

After careful consideration, our Board unanimously recommends that our stockholders vote “FOR” all of the proposals presented in the accompanying Proxy Statement.

Your vote is very important. Whether or not you plan to attend the 2024 Annual Meeting, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the 2024 Annual Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the 2024 Annual Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the 2024 Annual Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend virtually the 2024 Annual Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the 2024 Annual Meeting. If you are a stockholder of record and you attend the 2024 Annual Meeting, and wish to vote virtually, you may withdraw your proxy and vote virtually at the 2024 Annual Meeting.

On behalf of our Board, I would like to thank you for your support of Reliance Global Group, Inc.

October 31, 2024	Sincerely,

/s/ Ezra Beyman
Ezra Beyman
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

RELIANCE GLOBAL GROUP, INC.

To the Stockholders of Reliance Global Group, Inc.:

You are cordially invited to attend the Virtual Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Reliance Global Group, Inc., a Florida corporation (the “Company”). The 2024 Annual Meeting will be held virtually on Monday, December 16, 2024 at 1:00 p.m. Eastern Time. You may attend the 2024 Annual Meeting and vote during the 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/RELI2024. You will need to provide the control number that is on your proxy card.

The purpose of the 2024 Annual Meeting and the matters to be acted on are stated below. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

At the 2024 Annual Meeting, stockholders will vote on the following matters:

(1)	To elect the five nominees for director named herein to our Board of Directors, each to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and until such director’s successor is duly elected and qualified;
(2)	To approve the 2024 Omnibus Incentive Plan (the “2024 Omnibus Plan”);
(3)	To approve the amendment of the Articles of Incorporation, as amended (the “Articles”), to increase the total number of authorized shares of our common stock, $0.086 par value per share, from 117,647,058 shares to 2,000,000,000 shares;
(4)	To ratify the appointment of Urish Popeck & Co., LLC (“Urish”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2024; and
(5)	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournments or postponements of the 2024 Annual Meeting.

The above matters are more fully described in the accompanying Proxy Statement. We urge you to read carefully the Proxy Statement in its entirety.

The record date for the 2024 Annual Meeting is October 17, 2024 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of, and may vote, at the 2024 Annual Meeting or any adjournment or postponement thereof. A complete list of our stockholders of record entitled to notice of, and to vote at, the 2024 Annual Meeting will be available for 10 days before the 2024 Annual Meeting at our principal executive offices, located at 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701, for inspection by stockholders during ordinary business hours.

None of the proposals at the 2024 Annual Meeting is conditioned on the approval of any other proposal set forth in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING TO BE HELD ON DECEMBER 16, 2024.

On or about October 31, 2024, we will begin mailing our proxy materials, including the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND THE 2024 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Reliance Global Group, Inc., we thank you for your continued support.

October 31, 2024	Sincerely,

/s/ Ezra Beyman
Ezra Beyman
Chairman of the Board and Chief Executive Officer

RELIANCE GLOBAL GROUP, INC.

300 Blvd. of the Americas, Suite 105

Lakewood, NJ 08701

PROXY STATEMENT

For the 2024 Virtual Annual Meeting of Stockholders

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.086 par value per share, of Reliance Global Group, Inc., a Florida corporation (including its consolidated subsidiaries, referred to herein as “Reliance Global Group,” the “Company,” “we,” or “us”), in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at our 2024 Virtual Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held on December 16, 2024, beginning at 1:00 p.m., Eastern Time.

The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board knows of no other business that will come before the 2024 Annual Meeting.

RECORD DATE

Only stockholders as of October 17, 2024, the Record Date, may virtually attend the 2024 Annual Meeting.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting, including at any adjournments or postponements thereof, to be held on December 16, 2024 at 1:00 p.m. Eastern Time. You are invited to virtually attend the 2024 Annual Meeting to vote on the proposals described in this Proxy Statement relating to the 2024 Annual Meeting. However, you do not need to virtually attend the 2024 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board knows of no other business that will come before the 2024 Annual Meeting. The proxy materials, including this Proxy Statement, are being distributed and made available on or about October 31, 2024.

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting, including at any adjournments or postponements of the 2024 Annual Meeting.

Q:	Who can vote at the 2024 Annual Meeting?

A:	Only stockholders of record at the close of business on the Record Date will be entitled to vote at the 2024 Annual Meeting. On the Record Date, there were [●] shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC (“VStock”), then you are a stockholder of record. As a stockholder of record, you may directly vote your shares at the 2024 Annual Meeting or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2024 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

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Q:	What information is contained in the Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the 2024 Annual Meeting, the voting process, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement is available at https://relianceglobalgroup.com/.

Q:	What items of business will be voted on at the 2024 Annual Meeting?

A:	The items of business scheduled to be voted on at the 2024 Annual Meeting are:

(1)	Election of five nominees for director;
(2)	Approval of the 2024 Omnibus Plan;
(3)	Approval of the Articles amendment to increase the total number of authorized shares of our common stock from 117,647,058 shares to 2,000,000,000 shares; and
(4)	Ratification of the appointment of Urish as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

We will also consider any other business that properly comes before the 2024 Annual Meeting.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares:

●	FOR each of the five directors named herein for election to the Board (Proposal 1);
●	FOR approval of the 2024 Omnibus Plan (Proposal 2);
●	FOR Approval of the Articles amendment to increase the total number of authorized shares of our common stock from 117,647,058 shares to 2,000,000,000 shares (Proposal 3); and
●	FOR ratification of the appointment of Urish as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal 4).

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. This includes: (i) shares held directly in your name as a stockholder of record; and (ii) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote at the 2024 Annual Meeting?

A:	You may either vote FOR any of the nominees to the Board or you may WITHHOLD your vote for any nominee you specify. With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST, or ABSTAIN. The procedures for voting are described below.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted in person at the 2024 Annual Meeting or by proxy using the enclosed stockholder proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	To have your shares voted using the stockholder proxy card, simply complete, sign and date the enclosed stockholder proxy card and return it promptly in the envelope provided. If you return your signed stockholder proxy card to us before the 2024 Annual Meeting, the proxyholder will vote your shares as you direct.

●	To have your shares voted through a proxy submitted by the internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed stockholder proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time, on December 15, 2024 to be counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	How many votes do I have?

A:	On each matter to be voted upon at the 2024 Annual Meeting, you have one vote for each share of common stock you own as of the Record Date.

Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person (virtually) or by proxy by completing your stockholder proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of the holder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. None of Proposal 1, Proposal 2 or Proposal 3 is a “routine” matter. Accordingly, your broker or nominee may not vote your shares on Proposal 1, Proposal 2 or Proposal 3 without your instructions, but may vote your shares on Proposal 4 even in the absence of your instruction.

Q:	What if I return a stockholder proxy card or otherwise submit a stockholder proxy but do not make specific choices?

A:	If you are a record stockholder and return a signed and dated stockholder proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. If any other matter is properly presented at the 2024 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the Board’s recommendations.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2024 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701, or by phone at (732) 380-4600.

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Q:	What is a quorum and why is it necessary?

A:

Conducting business at the 2024 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least a majority of the shares entitled to vote on the Record Date represented in person or proxy are present (virtually) at the 2024 Annual Meeting in person or by proxy.

Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the applicable meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2024 Annual Meeting may be adjourned by the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present to another date.

Q:	What is the voting requirement to approve Proposals 1, 2, 3 and 4 at the 2024 Annual Meeting?

A:	For Proposal 1 (the election of directors), the five persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. Abstentions, WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

For Proposal 2 and Proposal 3 to be approved, the votes cast by holders of the shares represented at the 2024 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal. Accordingly, abstentions on Proposal 2 will have the same effect as a vote AGAINST the proposal, and abstentions on Proposal 3 will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on Proposal 2 or Proposal 3.

To be approved, Proposal 4 (ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2024), the votes cast by holders of the shares represented at the 2024 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Because Proposal 4 is a routine matter for which brokers have discretion, broker non-votes will not exist for this matter. Proposal 4 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2024 Annual Meeting is Proposal 4. If you do not direct your broker how to vote for Proposal 4, your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares for Proposal 4. None of our other proposals is a routine matter. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1, and if you do not direct your broker how to vote with respect to Proposal 4, your broker may not exercise discretion and may not vote your shares on those proposals.

For purposes of Proposal 1 (election of directors), Proposal 2 (approval of the 2024 Omnibus Plan) and Proposal 3 (approval of the Articles amendment to increase our authorized shares of common stock to 2,000,000,000 shares), broker non-votes are not considered to be “votes cast” at the 2024 Annual Meeting and the shares represented by broker non-votes are not “entitled to vote” on those matters. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1, or a vote FOR or AGAINST with respect to Proposal 2 or Proposal 3; and, therefore, will have no effect on the outcome of the vote on any such proposal. Abstentions will be counted in determining the total number of shares present in person or represented by proxy and entitled to vote on each of the proposals and will therefore have the effect of a vote AGAINST Proposal 4 (ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2024), and will have no effect on the outcome of the vote on Proposal 1, Proposal 2 and Proposal 3.

We encourage you to vote FOR each director nominee in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

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Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2024 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2024 Annual Meeting, and to publish final results in a Current Report on Form 8-K, which will be filed within four business days of the 2024 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the 2024 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2024 Annual Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2024 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ezra Beyman, our Chief Executive Officer and Executive Chairman, and Joel Markovits, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2024 Annual Meeting.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the 2024 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, [●] shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Reliance Global Group or to anyone else, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and certification of the vote; or (iii) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2024 Annual Meeting?

A:	The Board is making this solicitation on behalf of Reliance Global Group, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:	Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than July 3, 2025 at Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701. If you wish to submit a proposal (including a director nomination) at the 2025 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8.

See “Stockholder Proposals For the 2025 Annual Meeting.”

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PROPOSAL 1—ELECTION OF DIRECTORS

As of the Record Date, the Board consisted of five directors. At the recommendation of our Nominating and Governance Committee, the Board proposed that Ezra Beyman, Alex Blumenfrucht, Scott Korman, Ben Fruchtzweig and Sheldon Brickman, and for a one-year term expiring at the 2025 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of each of the five nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

The following is a brief biography of each nominee and each director whose term will continue after the 2024 Annual Meeting.

Nominees to the Board of Directors

Each of the director nominees and their age and position with our company are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since
Ezra Beyman	69	Chairman and Chief Executive Officer	2018
Alex Blumenfrucht	36	Director	2018
Scott Korman	69	Director	2019
Ben Fruchtzweig	60	Director	2019
Sheldon Brickman	59	Director	2020

Ezra Beyman

Director of Reliance Global Group, Inc.

2018 – Present: Chief Executive Officer of Reliance Global Group, Inc.

1985- Present: Chairman of Reliance Global Holdings, LLC and Affiliates

Mr. Beyman has served as the Chairman of our Board and our Chief Executive Officer since 2018. Mr. Beyman is the central force leading the success and growth of Reliance Global Group, Inc. Drawing on his nearly three decades of entrepreneurial experience in real estate and over ten years in insurance, he has set his vision and acuity on one integrated goal: integrity and success. At one point in time Mr. Beyman’s portfolio of commercial and residential properties comprised of approximately 40,000 units, as well as several insurance agencies. In 1985, he founded a small mortgage brokerage, together with his wife, which he operated in his basement. From there, his company rapidly grew into a dynamic force on the market. By 2008, he owned the third largest licensed mortgage brokerage in the U.S., having acquired numerous mortgage companies in the interim. He also expanded to real estate acquisition, having grown his portfolio to over three billion dollars. In expanding his investments, Mr. Beyman began exploring opportunities in other markets, acquiring several insurance agencies in both Florida and New Jersey. His ventures included entering the domains of warrantee and insurance carriers. Raised in the New York metropolitan area, Mr. Beyman spent his secondary and post-secondary school years at Mesivta Tifereth Yerushalayim, where he advanced his analytic abilities while mastering various areas of Talmudic studies, earning a position as one of the closest students of the Dean. He earned his First Talmudic degree in 1975.

The Board determined that Mr. Beyman’s business experience makes him an ideal director for the Company.

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Alex Blumenfrucht

Director of Reliance Global Group, Inc.

2015 – 2018: Audit senior at Deloitte and Touché

2018 - 2022: Former CFO of Reliance Global Group, Inc.

2018 – Present: Future Care Consultants

Alex Blumenfrucht has served as member of our Board since 2018 and served as our Chief Financial Officer (CFO) from 2018 until June 1, 2022, at which time he resigned as our Chief Financial Officer and accepted employment as CFO of an unaffiliated company, Future Care Consultants. Future care provides a variety of services to nursing homes. In his role, Mr. Blumenfrucht, is responsible for the overall financial vision of the company, tracking cash flow, budgeting, financial planning and helping the company make strategic business decisions to assist in the overall growth trajectory of the Company.  Prior to joining our Company, Mr. Blumenfrucht served as an Audit & Assurance Professional at Deloitte & Touché, LLP from September 2015 until May 2018, where he successfully led audit teams on both public and privately held corporations.

The Board determined that Mr. Blumenfrucht’s extensive experience in internal control, financial analysis, and reporting for both private and publicly traded companies is central to the Company’s management of finances, reporting, and controls and makes him an ideal director.

Scott Korman

Director of Reliance Global Group, Inc.

1984 – Present: President of Nashone, Inc

2019 – Present: CEO, Innervate Radiopharmaceuticals LLC

Mr. Korman has served on our Board since December 2019 and he currently serves as President of Nashone, Inc., a private equity firm, which he founded in 1984. In this role, Mr. Korman is involved in financial advisory, M&A, and general management assignments. He is a founder and Managing Member and CEO of Innervate Radiopharmaceuticals LLC since May 2019, CEO of Sentry Laboratories LLC since February 2020 and CFO and board member of Adenocyte LLC since 2018. Mr. Korman previously served as Chairman and CEO of Best Manufacturing Group LLC, a leading manufacturer and distributor of uniforms, napery, service apparel, and hospitality and healthcare textiles. Mr. Korman also served as President and CEO of Welsh Farms Inc., a full-service dairy processor and distributor of milk, ice cream mix and ice cream products. Mr. Korman received a B.S. degree in Economics from the University of Pennsylvania Wharton School. He has served as a member of the Board of Directors of Tofutti Brands, Inc. since December 2011. He also serves on the boards of various not-for-profit groups.

The Board determined that Mr. Korman’s business experience makes him an ideal director for the Company.

Ben Fruchtzweig

Director of Reliance Global Group, Inc.

2013 – Present: Director, Mosdos Beis Abba

Mr. Fruchtzweig has served on our Board since December 2019 and brings decades of executive experience in accounting and financial services. He currently serves on the board of Mosdos Beis Abba since June 2013. He has served as Chief Comptroller/Financial Analyst at national financial services and investment companies. He received his NYS C.P.A. license in 1987 and has worked at Deloitte Haskins and Sells and other leading accounting firms. Currently, Mr. Fruchtzweig lectures on a variety of topics including business ethics. He also serves on a voluntary basis as a trustee of a non-profit private foundation, which serves to provide the needed financial support, services and guidance to qualifying individuals and families. Mr. Fruchtzweig graduated Magna Cum Laude from Queens College/C.U.N.Y. in June 1985.

The Board believes that Mr. Fruchtzweig’s strong accounting and finance background makes him a strong director.

Sheldon Brickman

Director of Reliance Global Group, Inc.

2013 – Present: President of Rockshore Advisors LLC

Mr. Brickman has served on our Board since August 2020 and has been President of Rockshore Advisors LLC since May 2013. Sheldon has over 25 years of M&A advisory and business development experience, totaling more than $40 billion in deal value. Additionally, he has served as Chief Financial Officer of InfinT Acquisition Corporation since May 2021. Sheldon has worked for numerous multibillion-dollar insurance carriers, including assignments for such companies as AIG, Aetna and National General. He has assisted international companies (in the UAE, UK, Asia and Latin America), start-up operations, and regional insurance carriers. Mr. Brickman’s experience covers the property casualty and life/health markets, including working with insurance carriers, managing general agencies, wholesalers, retailers and third-party administrators.

The Board determined that Mr. Brickman’s M&A and insurance industry experience makes him an ideal director for the Company.

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Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2024 Annual Meeting in person (virtually) or by proxy will be elected. Accordingly, the five nominees receiving the highest number of votes will be elected.

Family Relationships

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. Except for Ezra Beyman, our Chairman and Chief Executive Officer, and Yaakov Beyman, our Executive Vice President, Insurance Division, who are father and son, there are no family relationships between any of our directors or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION

OF THESE NOMINEES AS DIRECTORS

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Diversity Matrix (as of December 31, 2023 and as of the Record Date)

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5	-	-
Part II: Demographic Background
African American or Black	-		-	-
Alaskan Native or Native American	-	-	-	-
Asian	-		-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Board of Directors and Committees of the Board of Directors

During the fiscal year ended December 31, 2023, the Board of Directors held 14 meetings. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2023 attended no less than 75% of the meetings of the Board and Board committees on which such director served during 2023.

Our policy is to invite and encourage each member of the Board to attend our annual meetings of stockholders. All members of our Board attended (virtually) the 2023 Annual Meeting of Stockholders, and all are expected to attend (virtually) the 2024 Annual Meeting.

Our Board has established three standing committees: an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, which are described below. Members of these committees are elected annually at a regular meeting of the Board held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at https://relianceglobalgroup.com/governance-documents/, and our committee appointments are set forth below.

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Audit Committee

We have an Audit Committee comprised of three independent directors: Scott Korman, Ben Fruchtzweig and Sheldon Brickman. Mr. Korman serves as Chairman of the Audit Committee. Mr. Korman satisfies the definition of “audit committee financial expert” within the meaning of SEC regulations and the listing rules of The Nasdaq Stock Market (“Nasdaq”). In making a determination on which member will qualify as a financial expert, our Board of Directors considered the formal education and nature and scope of such members’ previous experience. During the fiscal year ended December 31, 2023, the Audit Committee held eight meetings.

The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established Nasdaq criteria.

The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee comprised of three independent directors: Scott Korman, Ben Fruchtzweig and Sheldon Brickman. Mr. Brickman serves as Chairman of the Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee held one meeting.

The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of stockholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but strives to identity and recruit nominees with a broad diversity of experience, talents, professions, backgrounds, perspective, age, gender, ethnicity and country of citizenship, and who possess the commitment necessary to make a significant contribution to the Company. Board nominees should be committed to enhancing long-term stockholder value and should possess high standards of integrity and ethical behavior.

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Compensation Committee

We have a Compensation Committee comprised of three independent directors: Scott Korman, Ben Fruchtzweig and Sheldon Brickman. Mr. Fruchtzweig serves as Chairman of the Compensation Committee. During the fiscal year ended December 31, 2023, the Compensation Committee held two meetings.

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation.

The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

Involvement in Certain Legal Proceedings

No director, executive officer, significant employee, or control person of the Company has been involved in any legal or regulatory proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its shareholders to partially combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Delinquent Section 16(a) Reports

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission (the “SEC”) regulations to furnish our Company with copies of all Section 16(a) reports they file.

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Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons, we are not aware of any failures to file reports or report transactions in a timely manner during the fiscal year ended December 31, 2023, except as set forth below. Mr. Beyman failed to timely file eight Form 4s, four of which related to one transaction, three of which related to two transactions, and one of which related to three transactions. In addition, Mr. Markovits failed to timely file five Form 4s, four of which related to one transaction, and one of which related to two transactions. Each of Messrs. Brickman, Fruchtzweig and Korman failed to timely file one Form 4, each of which related to one transaction.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy which incorporates anti-hedging and anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars.

Stockholder Communication with Directors

The Board has established a process to receive communications from stockholders. Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board or a specific member of our Board (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, those deemed to be frivolous or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Reliance Global Group, Inc.

c/o Corporate Secretary

300 Blvd. of the Americas, Suite 105

Lakewood, New Jersey 08701

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct that applies to all of our employees, officers and directors including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics and Business Conduct has been filed with the SEC, and is available free of charge, upon request to our Corporate Secretary at Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701; telephone number: (732) 380-4600. Any substantive amendment to the Code of Ethics and Business Conduct, and any waiver of the Code of Ethics and Business Conduct for executive officers or directors, will be made only after approval by the Board or a committee of the Board and will be disclosed on our website at relianceglobalgroup.com. In addition, any such waiver will be disclosed within four business days on a Form 8-K filed with the SEC if then required by applicable rules and regulations.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting under Rule 14a-8 promulgated under the Exchange Act must submit such proposals in writing by July 3, 2025 to Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701, Attention: Corporate Secretary; however, if the annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline will be a reasonable time prior to the time that we begin to print and send our proxy materials, as specified in a Current Report on Form 8-K filed by us with the SEC.

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DIRECTOR COMPENSATION

The table below shows the compensation paid to our non-employee directors during 2023.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Un-exercisable Option awards (# of Shares)	Non-Equity Incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Ben Fruchtzweig	44,332	22,680	-	-	-	-	67,012
Scott Korman	45,000	22,680	-	-	-	-	67,680
Sheldon Brickman	43,668	22,680	-	-	-	-	66,348
Alex Blumenfrucht	43,000	22,680	-	-	-	-	65,680

PROPOSAL 2—APPROVAL OF 2024 OMNIBUS PLAN

On [●], 2024, the Board approved, and proposed for stockholder approval, the 2024 Omnibus Plan. A copy of the 2024 Omnibus Plan is attached as Appendix I to this Proxy Statement.

The Board’s approval and recommendation of the 2024 Omnibus Plan follows a review by the Compensation Committee of our existing compensation program, comparable plans at other companies and trends in long-term compensation, particularly in the industries in which we compete.

The Board believes the 2024 Omnibus Plan will serve as an essential element of our compensation program and will be critical to our ability to attract and retain the highly qualified employees essential for the execution of our business strategy. The Board believes the 2024 Omnibus Plan, as proposed, will (i) attract and retain key personnel, and (ii) provide a means whereby directors, officers, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measure by reference to the value of the Company’s common stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2024 Omnibus Plan provides for various stock-based incentive awards, including incentive and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), and other equity-based or cash-based awards.

The 2024 Omnibus Plan highlights and the summary of the material features of the 2024 Omnibus Plan appearing below are qualified in their entirety by reference to the copy of the 2024 Omnibus Plan attached hereto as Appendix I.

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2024 Omnibus Plan Highlights

Highlights of the 2024 Omnibus Plan are as follows:

●	The Compensation Committee, which is comprised solely of independent directors, will administer the 2024 Omnibus Plan.

●	The total number of shares of common stock authorized for issuance under the 2024 Omnibus Plan is 1,000,000 shares, or approximately [●]% of the common stock outstanding at the Record Date.

●	No non-employee director may be granted, in any fiscal year, awards with a grant date fair value (computed as of the date of grant in accordance with U.S. generally accepted accounting principles) of more than $300,000.

●	The exercise price of options and SARs may not be less than the fair market value of the common stock on the date of grant.

●	In addition to other vesting requirements, the Compensation Committee may condition the vesting of awards on the achievement of specific performance targets.

Material Features of the 2024 Omnibus Plan

Term

If approved by the Company’s stockholders, the 2024 Omnibus Plan will be effective December 16, 2024. The 2024 Omnibus Plan will terminate on December 16, 2034, unless the Board terminates it earlier.

Purpose

The purpose of the 2024 Omnibus Plan is to provide a means through with the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Administration

Pursuant to the terms of the 2024 Omnibus Plan, a committee of the Board or any properly delegated subcommittee, or, if no such committee or subcommittee thereof exists, the Board, shall administer the 2024 Omnibus Plan. The Compensation Committee, which is comprised entirely of independent directors, administers the 2024 Omnibus Plan. The Compensation Committee will have the sole and plenary authority to (i) designate participants; (ii) determine the type or types of awards; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled in, or exercised for, cash, shares of Company common stock, other securities, other awards, or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Company common stock, other securities, other awards, or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant or of the Compensation Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2024 Omnibus Plan and any instrument or agreement relating to, or award granted under, the 2024 Omnibus Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee shall deem appropriate for the proper administration of the 2024 Omnibus Plan; (ix) adopt sub-plans; and (x) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2024 Omnibus Plan.

The Compensation Committee may delegate its authority to administer the 2024 Omnibus Plan as permitted by law, except for award grants to non-employee directors.

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The Compensation Committee will have the discretion to select particular performance targets in connection with awards under the 2024 Omnibus Plan. Under the 2024 Omnibus Plan, performance targets are specific levels of performance of the Company (and/or subsidiaries, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on the specified measures, including, but not limited to:

●	debt ratings;	●	share price;
●	debt to capital ratio;	●	total stockholder return;
●	generation of cash;	●	acquisition or disposition of assets;
●	issuance of new debt;	●	acquisition or disposition of companies, entities or businesses;
●	establishment of new credit facilities;	●	creation of new performance and compensation criteria for key personnel;
●	retirement of debt;	●	recruiting and retaining key personnel;
●	return measures (including, but not limited to, return on assets, return on capital, return on equity);	●	customer satisfaction;
●	attraction of new capital;	●	employee morale;
●	cash flow;	●	hiring of strategic personnel;
●	earnings per share;	●	development and implementation of Company policies, strategies and initiatives;
●	net income;	●	creation of new joint ventures;
●	pre-tax income;	●	increasing the Company’s public visibility and corporate reputation;
●	pre-tax pre-bonus income;	●	development of corporate brand name;
●	operating income;	●	overhead cost reductions; or
●	gross revenue;	●	any combination of or variations on the foregoing.
●	net revenue;
●	net margin;
●	pre-tax margin;

Eligibility

Employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries will be eligible to receive awards under the 2024 Omnibus Plan.

Maximum Shares Available

The total number of shares of common stock authorized for issuance under the 2024 Omnibus Plan is 1,000,000 shares, or approximately [●]% of the common stock outstanding at the Record Date. No non-employee director may be granted, in any fiscal year, awards with a grant date fair value (computed as of the date of grant in accordance with U.S. generally accepted accounting principles) of more than $300,000.

Adjustments

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Omnibus Plan, will adjust the number and class of shares of stock that may be delivered under the 2024 Omnibus Plan and/or the number, class, and price of shares of stock covered by each outstanding award, and the numerical share limits of the 2024 Omnibus Plan.

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Restricted Stock

The Compensation Committee will be authorized to award restricted stock under the 2024 Omnibus Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that is subject to such restrictions as may be determined by the Compensation Committee for a specified period.

RSU Awards

The Compensation Committee will be authorized to award RSUs in lieu of or in addition to any restricted stock awards. RSUs will be subject to the terms and conditions established by the Compensation Committee. Each RSU will have an initial value that is at least equal to the fair market value of a share of Company common stock on the date of grant. RSUs may be paid at such time as the Compensation Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, shares of common stock, or a combination thereof, as determined by the Compensation Committee in its discretion.

Options

The Compensation Committee will be authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), for incentive stock options (“ISOs”), or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code (“NQSOs”). Options granted under the 2024 Omnibus Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2024 Omnibus Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant. Options granted under the 2024 Omnibus Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2024 Omnibus Plan will be 10 years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise), or through a “net exercise,” or the Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism or by such other method as the Compensation Committee may determine to be appropriate.

Stock Appreciation Rights

The Compensation Committee will be authorized to award SARs under the 2024 Omnibus Plan. SARs will be subject to the terms and conditions established by the Compensation Committee and reflected in the award agreement. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2024 Omnibus Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs.

Other Stock-Based Awards

The Compensation Committee will be authorized to award other stock-based awards having terms and conditions as determined by the Compensation Committee. These awards may be granted either alone or in tandem with other awards.

Qualified Performance-Based Awards

Restricted stock and RSUs granted to officers and employees of the Company may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more identified performance targets. The applicable performance period may not be less than three months nor more than 10 years.

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Dividends and Voting Rights

Participants awarded stock options and SARs will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares. Participants that hold unearned awards subject to performance vesting conditions (other than or in additional to the passage of time) will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares; provided, however, that dividends and dividend equivalents may be accumulated in respect of unearned awards and paid within 30 days after such awards are earned and become payable or distributable.

Transferability

Awards granted under the 2024 Omnibus Plan generally will be transferable only by will or the applicable laws of descent and distribution. In certain limited circumstances, the Compensation Committee may authorize stock options, other than ISOs, to be transferred to family members or trusts controlled by family members of the participant. Restricted stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Clawback

All awards under the 2024 Omnibus Plan are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law.

Amendment and Termination

The Board may terminate or amend the 2024 Omnibus Plan or any portion thereof at any time; provided, however, that the Board may not, without stockholder approval, amend the 2024 Omnibus Plan if:

●	Such approval is necessary to comply with any regulatory requirement applicable to the 2024 Omnibus Plan;
●	It would materially increase the number of securities which may be issued under the 2024 Omnibus Plan (except for increases expressly provided for in the 2024 Omnibus Plan; or
●	It would materially modify the requirements for participation in the 2024 Omnibus Plan.

In addition, any such amendment that would materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award will not to that extent be effective without the consent of the affected holder of such award.

The Compensation Committee may terminate or amend any award agreement, to the extent consistent with the terms of the 2024 Omnibus Plan and any applicable award agreement and so long as such termination or amendment would not materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award (unless the affected holder consents thereto); provided, however that the Compensation Committee may not, without stockholder approval, amend or terminate an award or award agreement to:

●	Reduce the exercise price of any option or the strike price of any SAR;
●	To cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value (if any) of the canceled option or SAR; and
●	Take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences to 2024 Omnibus Plan participants and the Company of the grant, vesting and exercise of awards under the 2024 Omnibus Plan and the disposition of shares acquired pursuant to the exercise of such awards and is based upon an interpretation of the current federal income tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be a complete statement of applicable law or constitute tax advice, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. To the extent that any awards under the 2024 Omnibus Plan are subject to Section 409A of the Code (“Section 409A”), the following discussion assumes that such awards will be designed to conform to the requirements of Section 409A and the regulations promulgated thereunder (or an exception thereto). The 2024 Omnibus Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

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Incentive Stock Options. Options issued under the 2024 Omnibus Plan and designated as ISOs are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 of the Code and the related regulations, holders of ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those options, and the Company will not be entitled to a deduction at the time of the grant or exercise of the option. However, the difference between the value of the common stock received on the exercise date and the exercise price paid will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability to the holder for the taxable year in which the exercise occurs. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an ISO depends, in part, on whether the holding period of the shares of our common stock acquired through the exercise of an ISO is at least (i) two years from the date of grant of the option and (ii) one year from the date the option was exercised. If these holding period requirements are satisfied, any gain or loss realized on a subsequent disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the ISO. If these holding periods requirements are not met, then, upon such “disqualifying disposition” of the shares, the participant will generally realize compensation, taxable as ordinary income, at the time of such disposition in an amount equal to the difference between the fair market value of the share on the date of exercise over the exercise price, limited to the gain on the sale, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Section 162(m)of the Code for compensation paid to certain executives designated thereunder. Finally, if an otherwise qualified ISO option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the ISO in respect of those excess shares will be treated as a NQSO for federal income tax purposes.

Non-qualified Stock Options. No income will generally be realized by a participant upon grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. Upon a subsequent disposition of the shares acquired under a NQSO, the participant will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the shares are disposed of within one year after the NQSO is exercised, and long-term if shares were held more than 12 months as of the sale date.

Restricted Stock. A participant will normally not be required to recognize income for federal income tax purposes upon the grant of an award of restricted stock, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested (i.e., are no longer subject to a substantial risk of forfeiture). On the date an award of restricted stock is no longer subject to a substantial risk of forfeiture, the participant will compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the vested shares on that date and the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. The participant may, however, make an election under Section 83(b) of the Code, within 30 days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the difference between the fair market value of the shares on the date of grant and the amount the participant paid for such shares, if any. If the shares subject to such election are subsequently forfeited, the participant will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. Upon the sale of the vested shares, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of the grant.

Deferred Stock Units and Restricted Stock Units. A participant will not be subject to federal income tax upon the grant of a deferred stock unit award or a restricted stock unit award, and the Company is not entitled to a deduction at the time of grant. Rather, upon the delivery of shares or cash pursuant to a deferred stock unit award or a restricted stock unit award, the participant will generally have compensation taxable at ordinary income rates in an amount equal to the fair market value of the number of shares (or the amount of cash) actually received with respect to the settlement of the award of such units. We will generally be able to deduct the amount of the ordinary income realized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. If the participant receives shares upon settlement then, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

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SARs. SARs are treated very similarly to non-qualified options for tax purposes. No income will normally be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize compensation taxable as ordinary income in an amount equal to either: (i) the cash received upon exercise; or (ii) if shares are received upon the exercise of the SAR, the fair market value of the shares received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder.

Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in shares, the fair market value of the shares received. When the participant recognizes ordinary income upon payment of a performance award, the Company generally will be entitled to a tax deduction in the same amount.

Other Stock-Based Awards. A participant will generally have compensation taxable as ordinary income for federal income tax purposes in an amount equal to the difference between the fair market value of the shares on the date the award is settled (whether in shares or cash, or both) over the amount the participant paid for such shares, if any. We will generally be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) for compensation paid to certain executives designated thereunder.

Consequences of Change of Control. If a change of control of the Company causes awards under the 2024 Omnibus Plan to accelerate vesting or is deemed to result in the attainment of performance goals, certain participants could, in some cases, be considered to have received “excess parachute payments,” which could subject certain participants to a 20% excise tax on the excess parachute payments and result in a disallowance of the Company’s deductions under Section 280G of the Code.

Section 409A. Section 409A applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as non-qualified deferred compensation. Section 409A, however, does not apply to qualified plans (such as a Section 401(k) plan) and certain welfare benefits. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Awards of stock options, SARs, restricted stock units and performance awards under the 2024 Omnibus Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the 2024 Omnibus Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, Section 409A may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.

Section 162(m). The Company generally may deduct any compensation or ordinary income recognized by the recipient of an award under the 2024 Omnibus Plan when recognized, subject to the limits of Section 162(m) of the Code (“Section 162(m)”). Prior to 2018, Section 162(m) imposed a $1 million limit on the amount a public company may deduct for compensation paid to a Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers (other than the Chief Financial Officer) who were employed as of the end of the year. This limitation did not apply to compensation that met Code requirements for “qualified performance-based compensation.” The performance-based compensation exemption, the last day of the year determination date, and the exemption of the Chief Financial Officer from Code Section 162(m)’s deduction limit have all been repealed under the Tax Cuts and Jobs Act of 2017 (“Tax Reform”), effective for taxable years beginning after December 31, 2017, such that awards paid under the 2024 Omnibus Plan to our covered executive officers may not be deductible for such taxable years due to the application of the $1 million deduction limitation. However, under Tax Reform transition relief, compensation provided under a written binding contract in effect on November 2, 2017 that is not materially modified after that date continues to be subject to the performance-based compensation exception. As in prior years, while deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring our executive compensation, it is not the sole or primary factor considered. Our Board and the Compensation Committee retain the flexibility to authorize compensation that may not be deductible if they believe it is in our best interests.

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Tax Withholding. The Company and its affiliates have the right to deduct or withhold, or require a participant to remit to the Company and its affiliates, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising with respect to awards under the 2024 Omnibus Plan.

New Plan Benefits

As of the Record Date, approximately 65 employees and non-employee directors would be eligible to participate in the 2024 Omnibus Plan. If the 2024 Omnibus Plan is approved by our stockholders, awards under the 2024 Omnibus Plan will be determined by the Compensation Committee in its discretion. Therefore, the benefits and amounts that will be received or allocated under the 2024 Omnibus Plan in the future are not determinable at this time.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY
RECOMMEND A VOTE FOR THE APPROVAL OF THE 2024 OMNIBUS PLAN.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2023 executive compensation program for our named executive officers.

Oversight of Executive Compensation

The compensation of our named executive officers is determined and approved by our Compensation Committee, in discussion with the Chief Executive Officer with respect to the other named executive officers. The Chief Executive Officer does not participate in discussions or decisions regarding her own compensation.

We believe that in order to create value for our stockholders, it is critical to attract, motivate and retain key executive talent by providing competitive compensation packages. Accordingly, we design our executive compensation programs to:

●	attract, motivate and retain executives with the skills and expertise to execute our business plans;

●	reward those executives fairly over time for actions consistent with creating long-term stockholder value;

●	align the interests of our executive officers with those of our stockholders; and

●	provide compensation packages that are competitive, reasonable and fair within the highly competitive life sciences market for talented individuals.

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2023 SUMMARY COMPENSATION TABLE

The following table shows compensation awarded to or earned by our named executive officers (each, an “NEO” and collectively, the “NEOs”), for the fiscal years ended December 31, 2023 and 2022.

Name and principal		Salary	Bonus(2)	Stock awards	Option awards (Unvested)	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All other compensation		Total
position	Year	($)	($)	($)	($)	($)	($)	($)		($)
Ezra Beyman,	2023	338,942	-	105,840	-	-	-	-		444,782
CEO	2022	300,000	305,963	-	-	-	-	-		605,963

Joel Markovits,	2023	286,019	34,581	88,031	-	-	-	2,034	(1)	410,665
CFO	2022	197,499		130,625	-	-	-	-		328,124

Yaakov Beyman,	2023	237,135	2,000	68,670	-	-	-	9,565	(2)	317,370
EVP Insurance	2022	219,539	30,000	-	-	-	-	-		249,539

(1)	Represents other fringe benefits.
(2)	Represents employer 401(k) plan contributions.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023

The following table provides information about the number of outstanding equity awards held by each of our NEOs as of December 31, 2023:

Option Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
Yaakov Beyman	92	-	$3,715.53	09/3/2024	-	-

(1)	On July 1, 2024, the Company effectuated a 1-for-17 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Split”). All share and per share information presented in this Proxy Statement has been retroactively adjusted to reflect the Reverse Split, unless otherwise indicated.

2019 Equity Incentive Plan. During the year ended December 31, 2019, the Company adopted the Reliance Global Group, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) under which various forms of equity awards can be granted to employees, directors, consultants, and service providers. Awards include, but are not limited to, restricted stock, restricted stock units (“RSUs”), performance shares and stock options. A total of 2,745 shares of common stock were reserved for issuance under the 2019 Plan. As of December 31, 2023, after considering 2019 Plan shares held for outstanding options, there remained no additional capacity for further awards. As of the same date, there were 10,928 options outstanding with a weighted average exercise price of $232.55 and weighted average remaining contractual life of 0.57 years.

2023 Equity Incentive Plan. On August 10, 2023, the Company adopted, the Reliance Global Group, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The purpose of the 2023 Plan is to provide a means through which the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2023 Plan provides for various stock-based incentive awards, including ISOs and NQSOs, SARs, restricted stock and RSUs, and other equity-based or cash-based awards. It became effective on August 10, 2023 and will terminate on August 10, 2033, unless the Compensation Committee terminates it earlier. A total of 47,059 shares of common stock were reserved for issuance under the 2023 Plan, and as of December 31, 2023, there were no new options granted, and there remain 47,080 shares available for issuance.

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2024 Equity Incentive Plan. Subsequent to December 31, 2023, the Reliance Global Group, Inc. 2024 Equity Incentive Plan (the “2024 Plan”, and collectively with the 2019 Plan and the 2023 Plan, the “Plans”) was approved. On January 17, 2024 and March 13, 2024, the Board and the Company’s stockholders, respectively, approved the 2024 Plan, pursuant to which 117,647 shares of our common stock were reserved for issuance as awards to employees, directors and consultants as of March 13, 2024. The 2024 Plan has a term of 10 years. The purpose of the 2024 Plan is to provide a means through which the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2024 Plan provides for various stock-based incentive awards, including ISOs and NQSOs, SARs, restricted stock and RSUs, and other equity-based or cash-based awards.

Administration of the Plans. The Plans are administered by the Compensation Committee of the Board. The Compensation Committee is authorized to select from among eligible employees, directors, and service providers those individuals to whom shares and options are to be granted and to determine the number of shares to be subject to, and the terms and conditions of the options. The Compensation Committee is also authorized to prescribe, amend, and rescind terms relating to options granted under the Plans. Generally, the interpretation and construction of any provision of the Plans or any shares and options granted hereunder is within the discretion of the Compensation Committee.

Stock Options. The Plans provide that options may or may not be ISOs within the meaning of Section 422 of the Code. Only employees of the Company are eligible to receive ISOs, while employees, non-employee directors, consultants, and service providers are eligible to receive options which are not ISOs, i.e. NQSOs, The options granted by the Compensation Committee in connection with its adoption of the Plans were NQSOs.

The fair value of each option granted is estimated on the grant date using the Black-Scholes option pricing model or the value of the services provided, whichever is more readily determinable. The Black-Scholes option pricing model takes into account, as of the grant date, the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the term of the option.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and to our other non-PEOs NEOs and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year.

	PEO		Average of Non-PEO NEOs		Value of $100 Initial Investment Based On:
Year[1]	SCT Total Compensation	Compensation Actually Paid[2]	SCT Total Compensation	Compensation Actually Paid[2]	Cumulative TSR[3]	Net Income ($000)
2023	$444,782	$444,782	$364,018	$364,102	$0.84	$(12,010)
2022	$605,963	$605,963	$403,239	$388,311	$9.76	$6,466
2021	$258,000	$258,000	$197,940	$193,334	$110.65	$(21,098)

(1) The PEO for all three covered years was Ezra Beyman. The non-PEO NEOs in 2023 were Joel Markovits and Yaakov Beyman. The non-PEO NEOs in 2022 were Joel Markovits, Jonathan Fortman, Yaakov Beyman and Julie Blockley. The non-PEO NEOs in 2021 were Alex Blumenfrucht, Yaakov Beyman and Joel Markovits.

(2) Amounts reported in this column are based on total compensation reported for our PEO and our non-PEO NEOs in the Summary Compensation Table for the indicated reporting and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

(3) Total shareholder return (“TSR”) was calculated from February 9, 2021, which was the date the trading in the Company’s common stock commenced following the IPO.

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Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

	2021		2022		2023
	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs

Summary Compensation Table Reported Compensation	$258,000	$197,940	$605,963	$403,239	$444,782	$364,018

Deduct: Grant date fair values of equity awards reported in “Stock Awards” column of the SCT for the covered FY (b)	$-	$8,333	$-	$192,344	$105,840	$78,351

Deduct: For any awards granted in any prior FY that were forfeited during the covered FY, the fair value at the end of the prior FY	$-	$0	$-	$-	$-	$-

Add: Fair values as of the end of the covered FY of all equity awards granted during the covered FY that are outstanding and unvested as of the end of such covered FY	$-	$7,846	$-	$-	$-	$-

Add: The change in fair value (whether positive or negative) as of the end of the covered FY of any equity awards granted in any prior FY that are outstanding and unvested as of the end of such covered FY	$-	$5,170	$-	$-	$-	$-

Add: For awards that are granted and vest in the same FY, the fair value as of the vesting date	$0	$2,973	$-	$191,562	$105,840	$78,435

Add: The change in fair value (whether positive or negative) as of the vesting date of any awards granted in any prior FY for which all applicable vesting conditions were satisfied at the end of or during the covered FY	$0	$(12,262)	$-	$(14,146)	$-	$-

Total Compensation Actually Paid	$258,000	$193,334	$605,963	$388,311	$444,782	$364,102

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The graphs below describe the relationship between compensation actually paid to our NEOs and the Company’s cumulative TSR, net income and adjusted EBITDA for the indicated years. In addition, the first graph below compares the Company’s cumulative TSR and our peer group cumulative TSR.

Equity Compensation Plan Information

On January 29, 2019, our Board and stockholders adopted the 2019 Plan, pursuant to which 2,745 shares of our common stock were reserved for issuance as awards to employees, directors, consultants, advisors and other service providers as of December 31, 2023.

On August 10, 2023 and November 14, 2023, the Board and the Company’s stockholders, respectively, approved the 2023 Equity Incentive Plan (the “2023 Plan”), pursuant to which 47,059 shares of our common stock were reserved for issuance as awards to employees, directors and consultants as of December 31, 2023.

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Subsequent to December 31, 2023, the 2024 Equity Incentive Plan (the “2024 Plan”) was approved. On January 17, 2024 and March 13, 2024, the Board and the Company’s stockholders, respectively, approved the 2024 Plan, pursuant to which 117,647 shares of our common stock were reserved for issuance as awards to employees, directors and consultants as of March 13, 2024.

The following table gives information about the Company’s common stock that may be issued upon the exercise of options granted to employees, directors and consultants under its 2019 Plan and 2023 Plan, each as of December 31, 2023, which had outstanding grants and remaining unissued shares, taking into account issuance of restricted stock to officers and directors, as indicated in the table below. On July 1, 2024, the Company effectuated the Reverse Split, a 1-for-17 reverse stock split of the Company’s issued and outstanding common stock. All share and per share information presented in this Proxy Statement, including in the table below, has been retroactively adjusted to reflect the Reverse Split, unless otherwise indicated.  Because the 2024 Plan was not approved until March 13, 2024 (i.e. after the fiscal year ended December 31, 2023), the table below does not include any information regarding the 2024 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	643	$3,957.26	2,769
Equity compensation plans not approved by security holders	-	-	-
Total	643	$3,957.26	2,769

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information concerning the ownership of our common stock as of the Record Date with respect to:

●	Each person known to us to be the beneficial owner of more than 5% of our common stock;
●	All directors;
●	All named executive officers; and
●	All directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock issuable upon exercise of options or warrants as of the Record Date or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on [●] shares of common stock outstanding as the date of the Record Date.

Name and Address of Beneficial Owner	Number of Shares Common		Beneficial Ownership Percentage
Named Executive Officers and Directors
Ezra Beyman		(1)		%
Joel Markovits		(2)		%
Yaakov Beyman				%
Sheldon Brickman
Scott Korman
Ben Fruchtzweig				%
Alex Blumenfrucht				%
All directors and executive officers as a group (7 persons)		(3)		%

* Represents beneficial ownership of less than 1%.

(1)	Represents (i) [●] shares of common stock held by Ezra Beyman directly, (ii) [●] shares of common stock held by Reliance Global Holdings, LLC; and (iii) [●] shares of common stock held by YES Americana Group, LLC. Reliance Global Holdings, LLC is an entity controlled by Ezra Beyman and his spouse. YES Americana Group, LLC is an entity controlled by Ezra Beyman’s spouse.

(2)	Represents (i) [●] shares of common stock held by Mr. Markovits, and (ii) [●] shares of common stock that Mr. Markovits has or had the right to acquire within 60 days of the Record Date; provided, however, that certain of the shares referenced in clause (ii) have been or will be withheld for payment of payroll taxes.

(3)	Includes [●] shares of common stock the directors and named executive officers have or had the right to acquire within 60 days of the Record Date; provided, however, that certain of these shares have been or will be withheld for payment of payroll taxes.

The transfer agent and registrar for our common stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. Its telephone number is (212) 828-8436.

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PROPOSAL 3—APPROVAL OF ARTICLES AMENDMENT

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO 2,000,000,000

We are asking stockholders to adopt and approve an amendment to our Articles to effectuate an increase in our authorized shares of common stock (the “Authorized Share Increase Amendment”). On [•], 2024, our Board unanimously approved and declared advisable the proposed Authorized Share Increase Amendment, and recommends that our stockholders adopt and approve the proposed Authorized Share Increase Amendment. If approved by stockholders, this Proposal 3 will authorize the amendment of our Articles to effectuate the increase in authorized shares of common stock from 117,647,058 shares of common stock to 2,000,000,000 shares of common stock (the “Authorized Share Increase”).

Assuming stockholders approve the Authorized Share Increase Amendment, the effective date of the Authorized Share Increase will be determined at the sole discretion of the Board, and may occur shortly after the 2024 Annual Meeting. The effective date of the Authorized Share Increase will be publicly announced by us. The Board may determine, in its sole discretion, not to effectuate the Authorized Share Increase and not to file any amendment to our Articles.

Our Board believes it is in our best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us.

We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of common stock that will result from adoption of the proposed Authorized Share Increase Amendment. Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the Authorized Share Increase Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Authorized Share Increase Amendment will not affect the rights of current holders of our common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Board Discretion to Implement the Authorized Share Increase

The Board believes that stockholder adoption and approval of the Authorized Share Increase is in the best interests of our stockholders. If our stockholders approve this Proposal 3, the Board will implement the Authorized Share Increase only upon a determination that the Authorized Share Increase is in the best interests of the stockholders at that time. The Board may abandon the Authorized Share Increase in its sole discretion.

Effective Time

The effective time of the Authorized Share Increase, if the proposed Authorized Share Increase Amendment is adopted and approved by stockholders and the Authorized Share Increase is implemented at the discretion of the Board, will be the date and time that the Articles of Amendment effecting the Authorized Share Increase is filed with the Florida Secretary of State or such later time as is specified therein. Such filing may occur shortly after the 2024 Annual Meeting or at any time prior to the 2025 Annual Meeting. The exact timing of the Authorized Share Increase will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Authorized Share Increase may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Articles of Amendment with the Florida Secretary of State, notwithstanding stockholder adoption and approval of the Authorized Share Increase Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Authorized Share Increase. If the Certificate of Amendment implementing the Authorized Share Increase is not effective with the Florida Secretary of State on or before the date of the 2025 Annual Meeting, the Board will be deemed to have abandoned the Authorized Share Increase.

Appraisal Rights

Under Florida law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Increase that is not shared by all of our other stockholders.

Vote Required

Under Florida law, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the 2024 Annual Stockholder Meeting is required to adopt and approve the Authorized Share Increase Amendment. You may vote “for,” “against” or “abstain” from voting on Proposal 3. Abstentions and broker non-votes will have the effect of a vote “against” Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

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PROPOSAL 4—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Urish, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2024. The Company is asking its stockholders to ratify the appointment of Urish as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

A representative of Urish is expected to be present (virtually) at the 2024 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The votes cast by holders of the shares represented at the 2024 Annual Meeting favoring the proposal must exceed the votes cast opposing the proposal for approval of the proposal of the ratification of the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Ratification of the appointment of Urish by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF URISH AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023 with the Company’s management and Mazars USA LLP, the Company’s prior independent registered public accounting firm. Further, the Audit Committee has discussed with Mazars USA LLP the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Mazars USA LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Mazars USA LLP’s independence from Reliance Global Group, and has discussed with Mazars USA LLP its independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining Mazars USA LLP’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company’s audited consolidated financial statements for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Members of the Audit Committee

Scott Korman, Chairman Sheldon Brickman Ben Fruchtzweig

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Reliance Global Group under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

On May 1, 2024, our Audit Committee appointed Urish as the Company’s new independent registered public accounting firm. Prior to Urish’s appointment, Mazars USA LLP (“Mazars”) served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022.

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The Company did not pay any fees to Urish for the fiscal years ended December 31, 2023 and 2022. The following table sets forth the aggregate fees paid by the Company for the fiscal years ended December 31, 2023 and 2022 to Mazars:

Years	Audit Fees	Tax Fees	All Other Fees
2023	$368,440	$31,200	$-
2022	$319,750	$11,000	$7,500

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of non-audit services by Mazars in 2023 and 2022 was compatible with maintaining Mazars’ independence.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Reliance Global Group securityholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for securityholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our securityholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single set of proxy materials will be delivered to multiple securityholders sharing an address unless contrary instructions have been received from the affected securityholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Reliance Global Group, Inc., Attention: Corporate Secretary, 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701 or by calling us at (732) 380-4600. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting under Rule 14a-8 promulgated under the Exchange Act must ensure that such proposals are received by the Corporate Secretary of the Company not later than July 3, 2025. Such proposals must be timely and meet the requirements of the SEC to be eligible for inclusion in our 2025 proxy materials.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our bylaws and must include the information in the notice required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

All proposals should be addressed to the Corporate Secretary, Reliance Global Group, Inc., 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting. However, other matters may properly come before the 2024 Annual Meeting, or any adjournment(s) or postponement(s) thereof. If any other matter is properly brought before the 2024 Annual Meeting for action by the stockholders, proxies in the enclosed respective forms returned to the Company will be voted in accordance with the Board’s recommendation.

By order of the Board of Directors,

/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer and Director

Lakewood, New Jersey

October 31, 2024

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APPENDIX I

2024 Omnibus Incentive Plan

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Reliance Global Group, Inc.

2024 Omnibus Incentive Plan

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Exhibits

Exhibit A Form of Award Agreement for Options	I-A-1

Exhibit B Form of Award Agreement for Stock Appreciation Rights	I-B-1

Exhibit C Form of Award Agreement for Restricted Stock	I-C-1

Exhibit D Form of Award Agreement for Restricted Stock Units	I-D-1

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Reliance Global Group, Inc.

2024 Omnibus Incentive Plan

Article I. Purposes and Definitions

Section 1.01 Purposes of this Plan; Structure.

(a)	The purposes of this Plan are (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to Employees, Directors and Consultants, and (ii) to promote the success of the Company’s business.

(b)	This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Cash-Based Awards and Other Stock-Based Awards.

Section 1.02 Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means the Board or any of its Committees as will be administering this Plan, in accordance with Section 2.02.

(b)	“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(c)	“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under this Plan.

(d)	“Award” means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, or Cash-Based Award or Other Stock-Based Award granted under this Plan.

(e)	“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under this Plan, which Award Agreement shall be is subject to the terms and conditions of this Plan.

(f)	“Board” means the Board of Directors of the Company.

(g)	“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 3.06.

(h)	“Change in Control” means the occurrence of any of the following events, subject to the provisions of Section 1.03:

(i)	Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this Section 1.02(i)(i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the shareholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this Section 1.02(i)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities.

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(ii)	Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 1.02(i)(ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

(iii)	Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this Section 1.02(i)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in clause (B)(3) of this Section 1.02(i)(iii). For purposes of this Section 1.02(i)(iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(i)	“Code” means the Internal Revenue Code of 1986, as amended, and reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j)	“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 2.02.

(k)	“Common Stock” means the common stock, par value $0.086 per share, of the Company.

(l)	“Company” means Reliance Global Group, Inc., a Florida corporation, or any successor thereto.

(m)	“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(n)	“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.” Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

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(o)	“Director” means a member of the Board.

(p)	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q)	“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Administrator or as otherwise provided by this Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(r)	“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company, provided that neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company or any Parent or Subsidiary of the Company.

(s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)	“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(u)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system (other than an over-the counter market, which will not be considered an established stock exchange of national market system for the purposes of this definition), including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(v)	“Fiscal Year” means the fiscal year of the Company.

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(w)	“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(x)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)	“Option” means a stock option granted pursuant to this Plan.

(aa)	“Outside Director” means a Director who is not an Employee.

(bb)	“Other Stock-Based Award” means an Award denominated in Shares and granted pursuant to Section 3.06.

(cc)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(dd)	“Participant” means the holder of an outstanding Award.

(ee)	“Performance Award” means an Award of Performance Shares or Performance Units.

(ff)	“Performance Award Formula” means, for any Performance Award, a formula or table established by the Administrator pursuant to Section 3.05 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(gg)	“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 3.05.

(hh)	“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 3.05.

(ii)	“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(jj)	“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(kk)	“Plan” means this 2024 Omnibus Incentive Plan.

(ll)	“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 3.03, or issued pursuant to the early exercise of an Option.

(mm)	“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 3.04. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(nn)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

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(oo)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(pp)	“Securities Act” means the Securities Act of 1933, as amended.

(qq)	“Service Provider” means an Employee, Director or Consultant.

(rr)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 4.05.

(ss)	“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 3.02 is designated as a Stock Appreciation Right.

(tt)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

Section 1.03 Additional Interpretations. For purposes of Section 1.02(i), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Article II. Stock Subject to this Plan; Administration.

Section 2.01 Stock Subject to this Plan.

(a)	Subject to the provisions of Section 2.01(a) and Section 4.05, the maximum aggregate number of Shares that may be subject to Awards and sold under this Plan is 1,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)	If an Award expires or becomes un-exercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under this Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under this Plan (unless this Plan has terminated). Shares that have actually been issued under this Plan under any Award will not be returned to this Plan and will not become available for future distribution under this Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under this Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholdings related to an Award will become available for future grant or sale under this Plan. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 4.05, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 2.01(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under this Plan pursuant to Section 2.01(b) and Section 2.01(c).

(c)	The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Plan.

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Section 2.02 Administration of this Plan.

(a)	Procedure.

(i)	Compensation Committee. To the extent required by Applicable Laws, the Compensation Committee of the Board shall administer this Plan.

(ii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, this Plan will be administered by (A) the Board or (B) a Committee other than the Compensation Committee, which Committee will be constituted to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under this Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder, with such terms and conditions including, but not being limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)	to determine whether an Award will be settled in Shares, cash, other property or in any combination thereof;

(vii)	to institute and determine the terms and conditions of an Exchange Program;

(viii)	to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(ix)	to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(x)	to modify or amend each Award (subject to Section 4.15(c)), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;

(xi)	to allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 4.05(d);

(xii)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award;

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(xiv)	to prescribe, amend or rescind rules, guidelines and policies relating to this Plan, or to adopt sub-plans or supplements to, or alternative versions of, this Plan, including, without limitation, as the Administrator deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards;

(xv)	to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and to make all other determinations and take such other actions with respect to this Plan or any Award as the Administrator may deem advisable to the extent not inconsistent with the provisions of this Plan or applicable law; and

(xvi)	to make all other determinations deemed necessary or advisable for administering this Plan.

(c)	Option or Stock Appreciation Right Repricing. The Administrator shall have the authority, without additional approval by the shareholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or Stock Appreciation Rights having exercise prices per share greater than the then Fair Market Value of a Share (“Underwater Awards”) and the grant in substitution therefor of new Options or Stock Appreciation Rights covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

(d)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws

Section 2.03 Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

Section 2.04 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Administrator or as officers or employees of the Company or any of its Affiliates, to the extent permitted by applicable law, members of the Board or the Administrator and any officers or employees of the Company or any of its Affiliates to whom authority to act for the Board, the Administrator or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Article III. Awards.

Section 3.01 Stock Options.

(a)	Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)	Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(c)	Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 3.01(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d)	Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

(1)	In the case of an Incentive Stock Option:

(A)	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)) on the date of grant;

(B)	granted to any Employee other than an Employee described in Section 3.01(e)(i)(1)(A), the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant;

(2)	In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)).

(3)	Notwithstanding the foregoing provisions of this Section 3.01(e), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)	Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with this Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(f)	Exercise of Option.

(i)	Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 4.05. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(iii)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

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(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to this Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

Section 3.02 Stock Appreciation Rights.

(a)	Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c)	Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 3.02(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan. Stock Appreciation Rights which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement, specifying the number of Stock Appreciation Rights to be exercised and the date on which such Stock Appreciation Rights were awarded and vested.

(d)	Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)	Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 3.01(d) relating to the maximum term and Section 3.01(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)	Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g)	Deemed Exercise of Stock Appreciation Rights. If, on the date on which a Stock Appreciation Rights would otherwise terminate or expire, the Stock Appreciation Right by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such Stock Appreciation Right, then any portion of such Stock Appreciation Right which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

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Section 3.03 Restricted Stock.

(a)	Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)	Transferability. Except as provided in this Section 3.03 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)	Removal of Restrictions. Except as otherwise provided in this Section 3.03, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)	Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)	Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under this Plan.

Section 3.04 Restricted Stock Units.

(a)	Grant. Restricted Stock Units may be granted to Service Providers at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under this Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)	Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c)	Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator or as set forth in the applicable Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)	Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

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(e)	Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Administrator. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per Share on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.05, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

Section 3.05 Performance Units and Performance Shares.

(a)	Issuance. Performance Awards may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)	Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)	Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Performance Awards will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(d)	Performance Targets and Goals. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion (“Performance Goals”). Performance Goals shall be established by the Administrator on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)	Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Administrator prior to the grant of the Performance Award. As specified by the Administrator, Performance Measures may be calculated with respect to the Company and its Subsidiaries consolidated therewith for financial reporting purposes, one or more Subsidiaries or such division or other business unit of any of them selected by the Administrator. Unless otherwise determined by the Administrator prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Administrator, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Administrator: (1) revenue; (2) sales; (3) expenses; (4) operating income; (5) gross margin; (6) operating margin; (7) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (8) pre-tax profit; (9) net operating income; (10) net income; (11) economic value added; (12) free cash flow; (13) operating cash flow; (14) balance of cash, cash equivalents and marketable securities; (15) stock price; (16) earnings per share; (17) return on shareholder equity; (18) return on capital; (19) return on assets; (20) return on investment; (21) total shareholder return; (22) employee satisfaction; (23) employee retention; (24) market share; (25) customer satisfaction; (26) product development; (27) research and development expenses; (28) completion of an identified special project; and (29) completion of a joint venture or other corporate transaction.

(ii)	Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Administrator.

(e)	Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(f)	Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(g)	Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under this Plan.

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(h)	Qualified Performance-Based Awards. Restricted Stock and Restricted Stock Units granted to officers and Employees of the Company or any Parent or Subsidiary of the Company (within the meaning of Code Section 424) may be granted with the intent that the award satisfy the “Performance-Based Exception” (any such award intended to satisfy the Performance-Based Exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of a Qualified Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more performance targets as determined by the Administrator (on an absolute or relative (including, without limitation, relative to the performance of one or more other companies or upon comparisons of any of the indicators of performance relative to one or more other companies) basis, any of which may also be expressed as a growth or decline measure relative to an amount or performance for a prior date or period) for the Company on a consolidated basis or for one or more of the Company’s Subsidiaries, segments, divisions, or business or operational units, or any combination of the foregoing. The performance period applicable to any Performance Units or Performance Shares may not be less than three (3) months nor more than ten (10) years. To satisfy the Performance-Based Exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals (“targets”), including must be established and approved by the Administrator during the first ninety (90) days of the applicable Performance Period (and, in the case of Performance Periods of less than one year, in no event after 25% or more of the Performance Period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.

(i)	Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Performance Share Awards until the date of the issuance of such Shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Administrator. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per Share on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 3.05(e). Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.05, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

Section 3.06 Cash-Based Awards and Other Stock-Based Awards. Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Administrator shall establish. Such Award Agreements may incorporate all or any of the terms of this Plan by reference and shall comply with and be subject to the following terms and conditions.

(a)	Grant of Cash-Based Awards. Subject to the provisions of this Plan, the Administrator, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Administrator may determine.

(b)	Grant of Other Stock-Based Awards. The Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Administrator) in such amounts and subject to such terms and conditions as the Administrator shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of a Share and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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(c)	Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Administrator. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on such Shares, as determined by the Administrator. The Administrator may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 3.05, as shall be established by the Administrator and set forth in the Award Agreement evidencing such Award. If the Administrator exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 3.05.

(d)	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or other securities or any combination thereof as the Administrator determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 3.05. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

(e)	Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Other Stock-Based Awards until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 3.04(e). Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.05, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions and performance criteria, if any, as are applicable to the Award.

(f)	Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Administrator may impose such additional restrictions on any Shares issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any state securities laws or foreign law applicable to such Shares.

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Section 3.07 Form of Award Agreements. A form of Award Agreement for a grant of Options is attached hereto as Exhibit A, a form of Award Agreement for a grant of Stock Appreciation Rights is attached hereto as Exhibit B, a form of Award Agreement for a grant of Restricted Stock is attached hereto as Exhibit C; and a form of Award Agreement for a grant of Restricted Stock Units is attached hereto as Exhibit D, provided that the Administrator shall have the discretion to modify such forms and to replace such forms with any other agreement as determined by the Administrator. In the event of a conflict between the terms of any Award Agreement and the provisions in the body of this Plan, the terms of the Award Agreement shall control.

Article IV. Additional Provisions Applicable to this Plan and Awards

Section 4.01 Outside Director Limitations. No Outside Director may be granted, in any Fiscal Year, Awards with a grant date fair value (computed as of the date of grant in accordance with U.S. generally accepted accounting principles) of more than $300,000. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 4.01.

Section 4.02 Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. This Plan and each Award Agreement under this Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

Section 4.03 Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

Section 4.04 Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Section 4.05 Adjustments; Dissolution, Merger, Etc.

(a)	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, will adjust the number and class of shares of stock that may be delivered under this Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits of Section 2.01.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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(c)	Change in Control.

(i)	Unless otherwise specifically set forth in an Award Agreement, in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of Section 4.05(c)(ii)) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an Affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 4.05(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(ii)	In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii)	For the purposes of this Section 4.05(c) and Section 4.05(d), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit, or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

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(iv)	Notwithstanding anything in this Section 4.05(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(v)	Notwithstanding anything in this Section 4.05(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 4.05(c) will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

(vi)	The Administrator may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

(d)	Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, the Outside Directors will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

Section 4.06 Tax Withholding.

(a)	Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, non-U.S. or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)	Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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Section 4.07 Compliance with Securities Laws. The grant of Awards and the issuance of Shares pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under this Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Section 4.08 Tax Withholding.

(a)	Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under this Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by the Company or any of its Affiliates with respect to an Award or the Shares acquired pursuant thereto. The Company shall have no obligation to deliver Shares, to release Shares from an escrow established pursuant to an Award Agreement, or to make any payment in cash under this Plan until the Company or its Affiliate’s, as applicable, withholding obligations have been satisfied by the Participant.

(b)	Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the Shares issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole Shares having a Fair Market Value, as determined by the Administrator, equal to all or any part of the tax withholding obligations of any the Company or its Affiliates, as applicable. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Administrator may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Administrator in its discretion to be sufficient to cover the tax withholding obligations of the Company or its Affiliates, as applicable, and to remit an amount equal to such tax withholding obligations to the Company or its Affiliates, as applicable ,in cash.

Section 4.09 No Effect on Employment or Service. Neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

Section 4.10 Repurchase Rights. Shares issued under this Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Administrator in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Shares hereunder and shall promptly present to the Company any and all certificates representing Shares acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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Section 4.11 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Section 4.12 Forfeiture Events.

(a)	All Awards under this Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 4.12 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.

(b)	Notwithstanding any other provision of this Plan, if the Participant’s service to the Company or any of its Affiliates as a Service Provider is terminated or ceases for any reason, then any Award which has not vested as of such time in accordance with its terms shall automatically be forfeited and cancelled and shall cease to vest, be exercisable or otherwise provide any benefit to Participant, provided that such provision may be modified in any Award Agreement.

(c)	The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of additional of specified events as determined by the Administrator, in addition to any otherwise applicable vesting or performance conditions of an Award.

Section 4.13 Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

Section 4.14 Term of Plan. This Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 4.15.

Section 4.15 Amendment and Termination of this Plan.

(a)	Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate this Plan.

(b)	Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under this Plan prior to the date of such termination.

Section 4.16 Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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Section 4.17 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

Section 4.18 Shareholder Approval. This Plan will be presented for approval by the shareholders of the Company within twelve (12) months after the date this Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. No Option granted under this Plan may be treated as an Incentive Stock Option if this Plan is not approved by shareholders of the Company within twelve (12) months after the date this Plan is adopted by the Board.

Section 4.19 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any of its Affiliates’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

Section 4.20 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under this Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

Section 4.21 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of this Plan shall not in any way be affected or impaired thereby.

Section 4.22 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or any of its Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company any of its Affiliates to take any action which such entity deems to be necessary or appropriate.

Section 4.23 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to this Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. Neither the Company nor any of its Affiliates shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any of its Affiliates and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or any of its Affiliates. The Participants shall have no claim against the Company or any of its Affiliates for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

Section 4.24 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of this Plan and each Award Agreement shall be governed by the laws of the State of Florida, without regard to its conflict of law rules.

***

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Exhibit A

Form of Option Award Agreement

Reliance Global Group, Inc.

Option Award Agreement

This grant of an Award to purchase Shares (“Grant”) is made as of [_______________] (the “Effective Date”) by Reliance Global Group, Inc., a Florida corporation (the “Company”) under the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”), to [__________________] (the “Participant”). Under applicable provisions of the Internal Revenue Code of 1986, as amended, the Option is treated as [an incentive option][a non-qualified option].

By signing this cover sheet, you hereby accept the Option (as defined below) and agree to all of the terms and conditions described herein and in this Plan.

Participant Name: ____________________________

Signature: ____________________________

Reliance Global Group, Inc.

By:	_________________________

Name:	_________________________

Title:	_________________________

This is not a stock certificate or a negotiable instrument. This grant of Option is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE OPTIONS GRANTED TO YOU.

***

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1.	Grant. As of the Effective Date, the Company grants to the Participant an option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of [________________] shares of the Company’s Common Stock, (the “Option Shares”), at the purchase price of $[____________] per share (the “Option Price”). The Participant shall have the cumulative right to exercise the Option, and the Option is only exercisable, with respect to the following number of Option Shares on or after the following dates, subject to earlier vesting and forfeiture as set forth in the Plan:

Date	Number of Options Vested and Shares Which May be Acquired

The Administrator may, in its sole discretion, accelerate the date on which the Participant may purchase Option Shares. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	Term. The Option granted hereunder shall expire in all events at 5:00 p.m., Eastern time on [______________], unless sooner terminated as provided in in this Section 2.

3.	Change in Accounting Treatment. If the Administrator finds that a change in the financial accounting treatment for options granted under this Plan adversely affects the Company or, in the determination of the Administrator, may adversely affect the Company in the foreseeable future, the Administrator may, in its discretion, set an accelerated termination date for the Option. In such event, the Administrator may take whatever other action, including acceleration of any exercise provisions, it deems necessary.

4.	Blackout Periods. The Administrator reserves the right to suspend or limit the Participant’s rights to exercise and sell Shares acquired through the exercise of Options to comply with Applicable Requirements and any Company’s insider trading policy, any Applicable Law, or at any other times that it deems appropriate.

5.	Transfers. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option is transferable by the Participant only by will or pursuant to the laws of descent and distribution in the event of the Participant’s death, in which event the Option may be exercised by the heirs or legal representatives of the Participant as set forth in this Plan. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a Person other than the Participant shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

6.	Adjustments on Changes in Common Stock. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be an increase or decrease in the number of issued shares of Common Stock of the Company as a result of a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company, the remaining number of Option Shares still subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Administrator so that the adjusted number of Option Shares and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares still subject to the Option and the Option Price thereof prior to such change. For purposes of this Section 7 no adjustment shall be made as a result of the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Shares.

7.	Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.

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8.	Administration. The Option has been granted pursuant to, and is subject to the terms and provisions of, this Plan. All questions of interpretation and application of this Plan and the Option shall be determined by the Administrator, and such determination shall be final, binding and conclusive. The Option shall not be treated as an incentive stock option (as such term is defined in section 422(b) of the Code) for federal income tax purposes unless expressly indicated as same hereupon.

9.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

10.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

11.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

12.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Florida, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEW JERSEY OR THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN OCEAN COUNTY, NEW JERSEY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

13.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the Options and exercise thereof.

***

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Exhibit B

Form of Stock Appreciation Right Award Agreement

Reliance Global Group, Inc.

Stock Appreciation Rights Award Agreement

Number of SARs	Grant Date	Vesting Schedule

Exercise Price: $_______________ per share of Common Stock

Reliance Global Group, Inc., a Florida corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) Stock Appreciation Rights (the “SAR”), pursuant to the terms of the attached Stock Appreciation Rights Award Agreement and the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Appreciation Rights Award Agreement and this Plan.

Participant: ____________________________

Signature: ____________________________

Reliance Global Group, Inc.

By:	_________________________

Name:	_________________________

Title:	_________________________

This is not a stock certificate or a negotiable instrument. This grant of SAR is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE SAR GRANTED TO YOU.

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Reliance Global Group, Inc.

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

1.	SAR/Nontransferability. This Stock Appreciation Rights Award Agreement (this “Agreement”) evidences the grant to you on the Grant Date set forth on the cover page of this Agreement the Stock Appreciation Right as set forth therein (the “SAR”) under the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”). These SARs represent the right to receive, upon exercise thereof, an amount in cash as set forth in this Plan. This SAR will NOT be credited with dividends to the extent dividends are paid on the Common Stock of the Company. Your SAR may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the SAR be made subject to execution, attachment or similar process. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	The Plan. The SAR is issued in accordance with and is subject to and conditioned upon all of the terms and conditions of this Agreement and this Plan as amended from time to time; provided, however, that no future amendment or termination of this Plan shall, without your consent, alter or impair any of your rights or obligations under this Plan, all of which are incorporated by reference in this Agreement as if fully set forth herein.

3.	Cash Value Determination upon Vesting and Exercise. Subject to the terms and conditions set forth in this Agreement, the SARs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, subject to earlier vesting and forfeiture as set forth in the Plan. The payment of the value of the SARs shall be made no later than ten (10) days following exercise. The payment of amounts with respect to the SARs is subject to the provisions of this Plan and to interpretations, regulations and determinations concerning this Plan as established from time to time by the Administrator in accordance with the provisions of this Plan, including, but not limited to, provisions relating to (i) rights and obligations with respect to withholding taxes, (ii) capital or other changes of the Company and (iii) other requirements of applicable law.

4.	No Shareholder Rights. SARs are not Shares. Neither the Participant, nor any Person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a holder of Shares.

5.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

6.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

7.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

8.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Florida, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEW JERSEY OR THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN OCEAN COUNTY, NEW JERSEY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

9.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the SARs.

***

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Exhibit C

Form of Restricted Stock Award Agreement

Reliance Global Group, Inc.

Restricted Stock Award Agreement

Number of Shares	Grant Date	Vesting Schedule

Reliance Global Group, Inc., a Florida corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) shares of Restricted Stock (the “Shares”), pursuant to the terms of the attached Restricted Stock Award Agreement and the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Award Agreement and this Plan.

Participant: ____________________________

Signature: ____________________________

Reliance Global Group, Inc.

By:	_________________________

Name:	_________________________

Title:	_________________________

This is not a stock certificate or a negotiable instrument. This grant of Shares is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE SHARES GRANTED TO YOU.

I-C-1

Reliance Global Group, Inc.

RESTRICTED STOCK AWARD AGREEMENT

1.	Award. This Restricted Stock Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the shares of Restricted Stock as set forth therein (the “Shares”) under the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”). Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	Non-Transferability of the Shares. Your Shares may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Shares be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your Shares are no greater than that of other general, unsecured creditors of the Company.

3.	Vesting. Subject to the terms and conditions set forth in this Agreement, the Shares covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, subject to earlier vesting and forfeiture as set forth in the Plan.

4.	Delivery of Shares.

(a)	Vesting. Shares that vest (together with any payment due pursuant to the terms herein in respect of such Shares) shall be delivered to Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution), on or as soon as administratively practicable after, the date of such vesting.

(b)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 3, delivery of Shares, if any, by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Administrator consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).

5.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the Shares are delivered. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.

6.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Administrator may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.

I-C-2

7.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

8.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

9.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

10.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Florida, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEW JERSEY OR THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN OCEAN COUNTY, NEW JERSEY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

11.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the Restricted Stock.

***

I-C-3

Exhibit D

Form of Restricted Unit Award Agreement

Reliance Global Group, Inc.

Restricted Unit Award Agreement

Number of Restricted Stock Units	Grant Date	Vesting Schedule/Performance Period/Performance Vesting Requirements

Reliance Global Group, Inc., a Florida corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) the Restricted Stock Units (the “Restricted Stock Units” or “RSUs”), pursuant to the terms of the attached Restricted Unit Award Agreement and the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Unit Award Agreement and this Plan.

Participant: ____________________________

Signature: ____________________________

Reliance Global Group, Inc.

By:	_________________________

Name:	_________________________

Title:	_________________________

This is not a stock certificate or a negotiable instrument. This grant of RSUs is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE RSUs GRANTED TO YOU.

I-D-1

Reliance Global Group, Inc.

RESTRICTED UNIT AWARD AGREEMENT

1.	Award. This Restricted Unit Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the Restricted Stock Units as set forth therein (the “Restricted Stock Units” or “RSUs”) under the Reliance Global Group, Inc. 2024 Omnibus Incentive Plan (the “Plan”). As used herein, the term “Restricted Stock Unit” or “RSU” shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding Share solely for purposes of this Plan and this Agreement. The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Participant if such Restricted Stock Units vest pursuant to this Award Agreement. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	Non-Transferability of the RSUs. Your RSUs may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your RSUs are no greater than that of other general, unsecured creditors of the Company.

3.	Vesting. Subject to the terms and conditions set forth in this Agreement, the RSUs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement and subject to the satisfaction or attainment of the performance criteria set forth therein, if any, provided the Participant is employed by the Company on the date of vesting, subject to earlier vesting and forfeiture as set forth in the Plan. The Administrator may not accelerate vesting of Restricted Stock Units for any reason.

4.	Dividends. Participant shall not be entitled to any cash, securities or property that would have been paid or distributed as dividends with respect to the RSUs subject to this Agreement prior to the date the RSUs are delivered to Participant; provided, however, that the Company shall keep a hypothetical account in which any such items shall be recorded, and shall pay to Participant the amount of such dividends (in cash or in kind as determined by the Company) on the same date that the RSUs to which such payments or distributions relate are required to be delivered under this Agreement.

5.	Timing and Manner of Payment on RSUs.

(a)	On or as soon as administratively practical following the vesting event pursuant to this Agreement (and in all events not later than two and one-half (2½) months after such vesting event), the Company shall deliver to the Participant a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Shares subject to the RSU that vest on the Vesting Date, less any withholding or expenses as set forth herein, or may settle the RSU in cash or other payment as provided in this Plan, as determined by the Administrator. The Company’s obligation to deliver Shares or otherwise make payment with respect to vested RSUs is subject to the condition precedent that the Participant or other person entitled under this Plan to receive any Shares or payment with respect to the vested RSUs deliver to the Company any representations or other documents or assurances required pursuant to this Plan. The Participant shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to this Agreement or this Plan.

(b)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 3, delivery of Shares or other payment, if any, with respect to RSUs by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Administrator consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).

I-D-2

6.	Rights of Participant. Participant shall have none of the rights of a shareholder at any time prior to the delivery of any Shares pursuant to the RSUs subject to this Agreement, except as expressly set forth in this Plan or herein.

7.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the RSUs are settled. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash, or an amount in cash if the RSU is settled in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.

8.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an RSU upon any Securities Exchange or any Applicable Requirement, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such Applicable Requirements shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Administrator may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.

9.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

10.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

11.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

12.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Florida, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF NEW JERSEY OR THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN OCEAN COUNTY, NEW JERSEY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

13.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the RSUs.

***

I-D-3